Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of iRobot Corporation (the "Company") for the year ended December 28, 2024 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Gary Cohen, the Chief Executive Officer of the Company and Karian Wong, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
This certification is being provided pursuant to 18 U.S.C. 1350 and is not to be deemed a part of the Report, nor is it to be deemed to be “filed” for any purpose whatsoever.

Dated	March 12, 2025	/s/ GARY COHEN
Gary Cohen Chief Executive Officer (Principal Executive Officer)

Dated	March 12, 2025	/s/ KARIAN WONG
Karian Wong
Chief Financial Officer (Principal Financial Officer & Principal Accounting Officer)